Exhibit 99.1

Investor Presentation December 2-4, 2015

2 All statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Therefore, they may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, but are not limited to, our complete dependence upon the success and widespread market acceptance of the iStent; our ability to expand our sales and marketing infrastructure to increase market penetration and acceptance of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our most recent Quarterly Report on Form 10-Q. These filings are available in the Investor section of our website at www.glaukos.com or at www.sec.gov. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. FORWARD LOOKING STATEMENTS

3 is transforming glaucoma therapy LARGE MARKET Growing $5.1bn global opportunity1 UNMET NEED Significant drawbacks of current treatments DEMONSTRATED EXECUTION Broad reimbursement and highly successful launch JUST THE BEGINNING Advanced portfolio of micro-scale injectable therapies 1 Market Scope estimate for 2015 total global glaucoma market

US GLAUCOMA POPULATION1 Reducing IOP is the only proven treatment for glaucoma Aging Population Drives Glaucoma Prevalence 1 Market Scope estimates for glaucoma prevalence; excludes ocular hypertension 2 Market Scope estimates for total global glaucoma market Typically associated with elevated intraocular pressure (IOP) Open-angle glaucoma (OAG) is most common type and majority of patients have mild-to-moderate OAG Global glaucoma population to increase from 80mm in 2015 to 90mm in 20201 2015 2020 $5.1 billion market2 $7.1 billion market2 (in millions) 4 3.5 3.8 4.3 4.8 0 1 2 3 4 5 2015 2020 Open-Angle Glaucoma All Glaucoma

5 How The Eye’s Drainage System Works Elevated IOP occurs when aqueous humor outflow through the trabecular meshwork and into Schlemm’s canal is reduced due to degeneration and obstruction Secondary outflow pathway is the suprachoroidal space

6 Conventional Glaucoma Treatment Options Laser Prescription Eye Drops 01 High non-compliance rates Complex, frequent and lifelong dosing regimens; adverse side effects Recurring expense for patient and payor 02 Effects dissipate within 1-5 years Repeat procedures less effective Medication may still be necessary post-treatment Invasive Surgery 03 High complication and failure rates Lack of long-term efficacy Medication may still be necessary post-treatment Significant drawbacks limit effectiveness, create challenges for physicians & patients

7 Conventional Surgery iStent vs. Conventional Surgery

8 Transforming Glaucoma Therapy: MIGS Movement Builds Momentum Ab interno Small corneal incision Minimal trauma High safety profile Rapid recovery

Our Solution Portfolio:
Transformational Shift to Micro-Scale Injectable Therapy

Precision solutions for complete range of glaucoma disease states & progression

Injectable Flow Platform			Injectable Drug Delivery
 **iStent®** Used in combination with cataract surgery	 **iStent Inject®** Injectable 2-stent therapy for combo-cataract and standalone procedures	 **iStent Supra®** Accesses secondary outflow pathway	 **iDose™** Targeted injectable drug-delivery implant; sustained drug therapy

RESTORE FLOW → FURTHER ENHANCE FLOW → COMBINATION DRUG & FLOW

iStent Inject, iStent Supra and iDose are not currently approved by the FDA

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2015 Glaukos Corporation.

GLAUKOS®

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First & Only FDA-Approved MIGS Device:
Understanding Micro-Scale Glaucoma Technology





Length: 1mm
Height: 0.33mm
Snorkel: 0.25mm x 120µm
Weight: 60 µg

iStent®

Smallest FDA-approved medical device known to be implanted in the human body

Precision micro-machined from 12-foot rods of surgical grade non-ferromagnetic titanium

Key dimension tolerances: +/- 5-15µm (human hair = 100µm)

Over 80 iterations (CAD and prototypes)

Caltech inspired

Indicated for use in conjunction with cataract surgery for the reduction of intraocular pressure in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2015 Glaukos Corporation.

GLAUKOS®

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11 Comprehensive Clinical Results

FDA Approved June 2012:
iStent Shown to Reduce IOP

At 12 months, *85%* of iStent + cataract surgery group was medication free

First prospective, randomized, open label, multi-center, controlled, US IDE clinical trial ever conducted in support of a glaucoma device

Both groups sought same IOP target

iStent + cataract surgery had similar overall safety profile to cataract surgery only

US Pivotal Trial Results

Primary Endpoint
IOP ≤ 21 mm Hg w/o meds

Secondary Endpoint
IOP ↓ ≥ 20% mm Hg w/o meds


50%
68%
p = 0.004
47%
64%
p = 0.010

AT 12 MONTHS

iStent + Cataract Surgery (n=117) | Cataract Surgery Only (n=123)

© 2015 Glaukos Corporation.

GLAUKOS

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13 Compelling Clinical Results: Single iStent + Cataract Surgery Achieves <15 mm Hg Through 3 Years Consecutive series of 62 eyes; decision to implant based on patient desire to reduce topical meds and intent to offer surgical treatment with lowest risk In consistent cohort of 39 eyes followed through 36 months, mean IOP was 14.9 mm Hg, a 36% reduction Over same period, mean number of topical meds declined from 1.9 to 0.3, or 86% MEAN IOP CONSISTENT COHORT THROUGH 3 YEARS (n=39) mm Hg AT 36 MONTHS Reduction in Mean IOP Reduction in Mean # of Meds 36% 86% Neuhann T, J Cataract Refract Surg; in press 23.4 13.9 14.3 14.9 12 16 20 24 Preop M12 M24 M36

14 Compelling Clinical Results: iStent Outcome Analysis Surgeon # Eyes at Preop Mean Preop IOP (mm Hg) Preop IOP < 15 mm Hg # (%) Mean Preop Meds # Eyes at M12 (% of preop eyes followed) Mean M12 IOP (mm Hg) M12 IOP < 15 mm Hg # (%) Mean M12 Meds Surgeon A 30 18.8 8 (27%) 1.5 30 (100%) 14 27 (90%) 0.6 Surgeon B 26 17.2 10 (38%) 1.5 20 (77%) 13.3 16 (80%) 1 Surgeon C 39 17.3 10 (26%) 1.6 19 (49%) 15 11 (58%) 0.7 Surgeon D 27 19.2 0 (0%) 1.6 16 (59%) 17.1 3 (19%) 0 Surgeon E 41 18.7 11 (27%) 1.5 15 (37%) 14.3 8 (53%) 1.2 Weighted Average 18.2 1.5 14.6 0.8 Five US surgeons performing more than 160 iStent + cataract procedures achieved weighted average mean IOP <15 mm Hg at 12 months From Glaukos retrospective case series data, July 2015; US data only

15 Compelling Clinical Results: Long-term Efficacy of iStent + Cataract Surgery Shown in International Study + CATARACT SURGERY Prospective, non-comparative, uncontrolled, non-randomized, interventional case series study of 19 patients with uncontrolled mild to moderate OAG using 1 or more topical glaucoma medications Mean IOP declined to 16.3 mm Hg versus preoperative medicated IOP of 19.4 mm Hg; number of topical medications used declined from 1.3 to 0.8 Arriola-Villalobos P et al Br J Ophthalmol January 2012 mm Hg Mean IOP After 53 months, 42% of patients were medication free, with reduction to 16 mm Hg baseline IOP 19.4 17.4 17.3 16.1 15.9 16.5 16.1 16.3 12 14 16 18 20 Preop (n=19) Month 1 (n=19) Year 1 (n=19) Year 2 (n=19) Year 3 (n=19) Year 4 (n=16) Year 5 (n=13) Final (n=19)

Compelling Clinical Results:
International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Mean IOP at 18 Months without Glaucoma Medications



26
22
18
14
10
mm Hg
15.9
14.1
12.2
Mean preop medicated IOP
Mean preop IOP after washout
Month 18 mean IOP without medication
1 Stent
2 Stent
3 Stent

Katz LJ et al Clinical Ophthalmology; in press

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2015 Glaukos Corporation.

GLAUKOS

16

Compelling Clinical Results:
International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Proportional Analyses of IOP at 12 Months without Glaucoma Medications



% of eyes
65%
89%
89%
85%
90%
90%
92%
92%
92%
1 Stent Group (n=37)
2 Stent Group (n=41)
3 Stent Group (n=38)
IOP ≤ 15 mm Hg
IOP ≤ 18 mm Hg
IOP ↓ ≥ 20%

Katz LJ et al Clinical Ophthalmology; in press

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication.

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© 2015 Glaukos Corporation.

GLAUKOS

Compelling Clinical Results:
International Study of 2 Stents in Standalone Procedure

Nearly *90%* of patients were medication free through 36 months

Prospective pilot study by multiple surgeons at single investigational site; 39 OAG subjects with unmedicated IOP of 22-38 mm Hg

No postoperative adverse events related to stent implantation, except 1 incidence of early postoperative hyphema that resolved at 1 week

Showed significant efficacy of iStents without concomitant cataract surgery

AT 36 MONTHS...

Subjects not taking medications achieved mean IOP of

15.2mm Hg

37%

Reduction in mean IOP

Donnenfeld E et al Clinical Ophthalmology

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2015 Glaukos Corporation.

GLAUKOS®
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19 Compelling Combination Clinical Results: International Study of Dual Physiologic Outflow in Failed Trab Patients + + 1 Medication 49% mean IOP reduction sustained through 1 year 100% of patients met primary endpoint of > 20% reduction in IOP at 12 months Underscores power of combining Schlemm’s canal and suprachoroidal space for refractory glaucoma patients mm Hg Lindstrom R ESCRS 2013 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild to moderate open-angle glaucoma currently treated with ocular hypotensive medication. iStent Supra is not currently approved by the FDA. 22 .0 26.4 13.4 13.6 13.7 13.5 13.3 13.4 6 11 16 21 26 31 Screening (n=80) Baseline (n=80) Day 1 (n=80) Week 1 (n=80) Month 1 (n=80) Month 3 (n=79) Month 6 (n=79) Month 12 (n=49)

15 2 17 20 Prospective clinical trials currently underway Phase IV post-approval studies currently underway Total company-sponsored clinical trials currently underway Clinical Research Program Statistics 38 Articles published in peer-reviewed journals

21 Global Commercial Operations

22 Highly successful launch of new market medical device in ophthalmology 100% Medicare Administrator Coverage within 7 months of commercial launch Strong growth rates in revenue, surgeon adoption and US sales force manpower 100,000+ commercial iStents sold Delivered 80%+ gross margins in 2015 Established 2 Cat III CPT codes (0191T and 0253T) with AMA committee New direct launch plans in Australia, Canada, Germany and Japan, with distribution presence in 20+ countries Established seasoned US ophthalmic sales force Robust first-mover advantage in all targeted markets Commercial Performance of iStent Since US FDA Approval

37 45 23 in Q3 2014 in Q3 2015 TOTAL NET SALES (in millions) 22% year-over-year growth in domestic sales organization 57% year-over-year growth in net sales Q3 2015 Financial & Operational Performance: Growth Reflects iStent Adoption Trends Avg. Number of US Sales Reps $12.1 $19.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

US Reimbursement Coverage

- Received category III CPT code in 2008 to describe implantation of MIGS device
- Separate physician payment approximately $500 higher for combination cataract / iStent procedure than cataract surgery alone

100%

Percent of Medicare Administrative Contractors (MACs) that cover iStent procedure

7

Number of months following launch that iStent achieved full Medicare coverage

90%

Percent of current target patient population covered for iStent procedure via Medicare or private insurance

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© 2015 Glaukos Corporation.
GLAUKOS®

25 Current & planned regional sales HQ Distributor markets Direct markets Potential to convert to direct sales in additional markets, based on device coding and coverage policies iStent Currently Approved for Use in 20+ Countries

26 Market Founder / First Mover Intellectual Property Clinical & Regulatory R&D / Manufacturing Approximately 180 issued, pending or exclusively licensed patents Related to devices and methods for procedures initiated from within the anterior chamber Continued lead on other potential MIGS players; established US direct sales organization to drive adoption Pursuing portfolio of micro-scale injectable therapies to extend leadership and transform glaucoma treatment Robust R&D, customer and technical support, quality systems Scalable manufacturing, inspection, packaging and shipping for all final products at 20,000 sq. ft. headquarters in Laguna Hills, CA Extensive clinical research program with 17 studies underway and 38 peer-reviewed articles published to date Defined regulatory pathways for pipeline technologies with 3 US IDE studies underway iDose IND application pending Strong Competitive Position with Barriers to Entry

27 Year ended December 31 ($ in millions) 2013 2014 Net sales $20.9 $45.6 Gross profit 18.4 34.1 Gross margin 87.9% 75.0% SG&A 17.1 28.1 R&D 15.5 19.2 Total opex 32.6 47.3 Operating loss ($14.2) ($13.2) Strong net sales growth driven by competitive market position, broad reimbursement and expanding sales organization Favorable gross margin reflects efficient manufacturing and cost structure Continued investments to bring pipeline of promising MIGS innovations to large, growing market Financial Summary 2013 2014 Nine months ended September 30 2014 2015 $31.5 $51.4 24.9 42.0 79.3% 81.7% 19.2 31.6 13.9 18.7 33.1 50.3 ($8.2) ($8.3) 2015 $45.6 Q1-Q3 $31.5 Q1-Q3 $51.4 $20.9

28 100+ years of combined ophthalmology experience Experienced Team Tom Burns President & CEO, Director Chris Calcaterra Chief Commercial Officer Rich Harrison Chief Financial Officer Jeff Wells SVP Regulatory, Quality & Clinical Affairs Dave Haffner VP Product Development Hal Heitzmann VP Applied Research Robert Davis SVP General Counsel

29 Increase US iStent adoption through expansion of sales force and reimbursement coverage Growth Strategies: Establishing MIGS as OAG Standard of Care 01 Secure FDA approvals with expanded indications for iStent pipeline products 02 Develop and commercialize iDose drug delivery pipeline 03 Extend global reach of MIGS-based platform through targeted international expansion 04

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31 Addendum About the Pipeline

32 2-stent injectable therapy for combo-cataract and standalone procedures Our Solution Portfolio: iStent Inject Trabecular Micro-Bypass Stent Approximately one-third the size of iStent; relies on similar method of action to restore outflow and reduce IOP For minor surgical suite or in-office procedure Two US IDE trials underway – for combo-cataract and standalone procedures CE mark Europe; controlled launch underway in Germany

33 iDose Sustained drug delivery directly into anterior chamber Our Solution Portfolio: iDose Targeted drug delivery system releases prostaglandin directly into the anterior chamber (prostaglandins are most frequently used drug for reducing IOP) Designed to be pre-loaded into a small-gauge needle and injected via self-sealing corneal needle penetration, where it is secured within the eye Once depleted, the iDose can be easily removed and exchanged with a new iDose to provide extended, uninterrupted and continuous glaucoma therapy Filed IND with FDA in November 2015, well ahead of original 2016 timeline

34 Our Solution Portfolio: iStent Supra Suprachoroidal Micro-Bypass Stent Accesses secondary outflow pathway for further IOP reduction Designed for use alone or in combination with iStent or iStent Inject for even lower target IOP International study showed iStent Supra achieved a 30% pressure reduction compared to unmedicated baseline at 12 months US IDE combo-cataract trial underway CE mark Europe

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